Exhibit 10.1

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of September 29, 2008 among FOSTER WHEELER LLC, FOSTER WHEELER INC., FOSTER WHEELER USA CORPORATION, FOSTER WHEELER NORTH AMERICA CORP., FOSTER WHEELER ENERGY CORPORATION and FOSTER WHEELER INTERNATIONAL CORPORATION (each a “Borrower” and, collectively, the “Borrowers”), FOSTER WHEELER LTD. (the “Parent”), FOSTER WHEELER HOLDINGS LTD. (“Holdco”), the “Subsidiary Guarantors” referred to on the signature pages hereto (the “Subsidiary Guarantors”) and BNP PARIBAS, in its capacities as Administrative Agent, pursuant to authority granted by the Required Lenders pursuant to Section 11.02(b) of the Credit Agreement referred to below, and as Issuing Lender.

The Borrowers, the Parent, Holdco, the Subsidiary Guarantors, the lenders party thereto, and BNP Paribas, as Administrative Agent and Issuing Lender, are parties to a Credit Agreement dated as of September 13, 2006 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower.

The Borrowers, the Parent, Holdco, the Subsidiary Guarantors, the Administrative Agent (pursuant to authority granted by, and having obtained the consent of each Lender party to the Credit Agreement) and the Issuing Lender wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Defined Terms. Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:

“2008 Repurchases” has the meaning assigned to such term in Section 8.06(b).

“Second Amendment” means that certain Amendment No. 2 dated as of September 29, 2008 among the Borrowers, Parent, Holdco, the Subsidiary Guarantors signatory thereto, the Administrative Agent and the Issuing Lender.

“Second Amendment Effective Date” has the meaning assigned to such term in Section 4 of the Second Amendment.

2.03.  Restricted Payments. Section 8.06 of the Credit Agreement is hereby amended by:

(a)  deleting the proviso at the end of the lead-in to such Section and replacing it with the following new proviso:

“provided that the following Restricted Payments shall be permitted:”;

(b)  adding immediately before the “;” at the end of clause (b) thereof the following proviso:

“; provided that any cash repurchases of the equity interests of the Parent that were made by the Parent in fiscal year 2008 on or prior to the Second Amendment Effective Date pursuant to this clause (b) (collectively, the “2008 Repurchases”) shall be deemed on the Second Amendment Effective Date to have been made pursuant to clause (c) of this Section and the amount of such 2008 Repurchases shall not reduce the aggregate amount of Restricted Payments permitted pursuant to this clause (b) for fiscal year 2008”; and

(c)  (i) deleting the "and" at the end of clause (b) thereof, (ii) replacing the "(c)" at the beginning of clause (c) thereof with "(d)" and (iii) adding the following new clause (c) immediately after clause (b) thereof:

"(c) the Parent may repurchase equity interests of the Parent for cash in one or more transactions in an aggregate amount up to but not exceeding (x) $750,000,000 minus (y) the aggregate amount of all 2008 Repurchases; provided that both before and immediately after giving effect to each such repurchase of equity interests (i) no Default shall have occurred and be continuing and (ii) the Parent and its Restricted Subsidiaries shall have at least an aggregate of $300,000,000 in cash and cash equivalents, investments of the types set forth under clauses (a) through (f) of the definition of Permitted Investments hereunder and/or unused Revolving Credit Commitments to the extent that such Revolving Credit Commitments are able to be utilized as Revolving Credit Loans within the Revolving Credit Loan Sublimit on the date of such repurchase taking into account, in determining whether such Revolving Credit Commitments are able to be utilized as Revolving Credit Loans, whether the conditions set forth in Section 6.03 would be satisfied on the date of such repurchase if a Revolving Credit Loan were proposed to be made on such date; and"

Section 2.03. Capital Expenditures. Section 8.09(c) is hereby amended and restated as follows:

"(c) Capital Expenditures. The Parent will not permit the aggregate amount of Capital Expenditures by the Parent and its Restricted Subsidiaries to exceed $80,000,000 during fiscal year 2008 and $70,000,000 during any single fiscal year thereafter, provided that, (i) if the aggregate amount of Capital Expenditures shall be less than $80,000,000 for fiscal year 2008 or $70,000,000 for any fiscal year thereafter, then such shortfall shall be added to the amount of Capital Expenditures permitted for the immediately succeeding (but not any other) fiscal year and, for purposes hereof, the amount of Capital Expenditures made during any fiscal year beginning with the fiscal year 2009 shall be deemed to have been made first from the $70,000,000 expressly permitted amount for any single fiscal year and last from the amount of any carryover from the previous fiscal year and (ii) for any fiscal year beginning with the fiscal year 2008 (other than the fiscal year in which the Commitment Termination Date falls), the amount of any Capital Expenditures permitted in such fiscal year (including as a result of any carryover permitted by clause (i) above) may be increased by an aggregate amount not to exceed $20,000,000 (in which case the amount of such increase shall reduce, on a dollar-for-dollar basis, the amount of Capital Expenditures that would have been permitted to be incurred in the immediately succeeding fiscal year)."

Section 3. Representations and Warranties. Each Obligor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its Subsidiaries, that (a) the representations and warranties set forth in Article V of the Credit Agreement, and in each of the other Loan Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 2 and (b) no Default has occurred and is continuing.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof (the “Amendment Effective Date”), when the Administrative Agent shall have received (a) counterparts of this Amendment No. 2 executed by the Obligors and the Administrative Agent and (b) evidence of the payment by the Company of all fees payable to the Administrative Agent and/or the Lenders consenting to this Amendment No. 2 that any of the Obligors have agreed to pay under any fee letter executed in connection with this Amendment No. 2. The Administrative Agent shall notify the Company and the Lenders of the date that this Amendment No. 2 becomes effective, and such notice shall be conclusive and binding.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

BORROWERS

FOSTER WHEELER LLC		FOSTER WHEELER INC

By:	/s/ Franco Baseotto	By:	/s/ Kevin C. Hagan
	Name: Franco Baseotto		Name: Kevin C. Hagan
	Title: Executive Vice President, Chief Financial Officer and Treasurer		Title:Vice President & Treasurer

FOSTER WHEELER USA		FOSTER WHEELER NORTH
CORPORATION		AMERICA CORP

By:	/s/ Kevin C. Hagan	By:	/s/ Kevin C. Hagan
	Name: Kevin Hagan		Name: Kevin C. Hagan
	Title: Treasurer		Title: Treasurer

FOSTER WHEELER ENERGY		FOSTER WHEELER
CORPORATION		INTERNATIONAL CORPORATION

By:	/s/ Kevin C. Hagan	By:	/s/ Kevin C. Hagan
	Name: Kevin C. Hagan		Name: Kevin C. Hagan
	Title: Treasurer		Title: Vice President & Treasurer

THE PARENT

FOSTER WHEELER LTD.

By:	/s/ Franco Baseotto
Name: Franco Baseotto
Title: Executive Vice President, Chief Financial Officer and Treasurer

HOLDCO

FOSTER WHEELER HOLDINGS LTD.

By:	/s/ Lisa Z. Wood
Name: Lisa Z. Wood
Title: Vice President & Controller

SUBSIDIARY GUARANTORS

FOSTER WHEELER ASIA LIMITED By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Vice President & Treasurer	FOSTER WHEELER CONSTRUCTORS, INC. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer
FOSTER WHEELER DEVELOPMENT CORPORATION By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer	FOSTER WHEELER ENERGY MANUFACTURING, INC. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer
FOSTER WHEELER ENERGY SERVICES, INC. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer	FOSTER WHEELER ENVIRONMENTAL CORPORATION By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer By: /s/ Stephen DiLauri Name: Stephen DiLauri Senior Vice President & Controller

FOSTER WHEELER FACILITIES MANAGEMENT, INC. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer	FOSTER WHEELER INTERCONTINENTAL CORPORATION By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer
FOSTER WHEELER INTERNATIONAL HOLDINGS, INC. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Vice President & Treasurer	FOSTER WHEELER POWER SYSTEMS, INC. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer
FOSTER WHEELER PYROPOWER, INC. By /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer	FOSTER WHEELER REAL ESTATE DEVELOPMENT CORP. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: President & Treasurer

FOSTER WHEELER REALTY SERVICES, INC. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: President & Treasurer	FOSTER WHEELER VIRGIN ISLANDS, INC. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer
FOSTER WHEELER ZACK, INC. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer	PROCESS CONSULTANTS, INC. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer
PYROPOWER OPERATING SERVICES COMPANY, INC. By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer

FW EUROPEAN E&C LTD. By: /s/ Rakesh Jindal Name: Rakesh Jindal Title: Vice President of Tax	FW MANAGEMENT OPERATIONS, LTD. By: /s/ Lisa Z. Wood Name: Lisa Z. Wood Title: President, Controller & Treasurer
PERRYVILLE SERVICE COMPANY LTD. By: /s/ Lisa Z. Wood Name: Lisa Z. Wood Title: President & Controller	CONTINENTAL FINANCE COMPANY LTD. By /s/ Lisa Z. Wood Name: Lisa Z. Wood Title: President & Controller

FOSTER WHEELER POWER COMPANY LTD. LA SOCIETE D’ENERGIE FOSTER WHEELER LTEE By: /s/ Kevin C. Hagan Name: Kevin C. Hagan Title: Treasurer

FOSTER WHEELER CANADA LTD. By: /s/ Bruce T. Young Name: Bruce T. Young Title: President & Chief Operating Officer By: /s/ Ronald R. Thau Name: Ronald R. Thau Title: Assistant Treasurer

FOSTER WHEELER EUROPE By: /s/ Laurent Dupagne Name: Laurent Dupagne Title: Director

FW HUNGARY LICENSING LIMITED LIABILITY COMPANY By: /s/ Rakesh Jindal Name: Rakesh K. Jindal Title: Managing Director

FINANCIAL SERVICES S.À R.L. By: /s/ Rakesh Jindal Name: Rakesh K. Jindal Title: Managing Director

FOSTER WHEELER (MALAYSIA) SDN. BHD. By: /s/ K. E. Batchelor Name: K. E. Batchelor Title: Director

FOSTER WHEELER CONTINENTAL B.V. By: /s/ Rakesh Jindal Name: Rakesh K. Jindal Title: Director
FW NETHERLANDS C.V. By: /s/ Franco Baseotto Name: Franco Baseotto Title: Executive Vice President, Chief Financial Officer and Treasurer of Foster Wheeler LLC, the General Partner

F.W.- GESTĂO E SERVIÇOS, S.A. By: /s/ Rakesh Jindal Name: Rakesh K. Jindal Title Director By: /s/ Lisa Z. Wood Name: Lisa Z. Wood Title: Director

FOSTER WHEELER ASIA PACIFIC PTE. LTD. By: /s/ Franco Anselmi Name: Franco Anselmi Title: Managing Director

P.E. CONSULTANTS, INC. By: /s/ Rakesh Jindal Name: Rakesh K. Jindal Title: Director

MANOPS LIMITED By: /s/ Laurent Dupagne Name: Laurent Dupagne Title: Director By: /s/ Francis Bird Name: Francis Bird Title: Director

FOSTER WHEELER CARIBE CORPORATION, C.A. By: /s/ Jean-Paul Archambault Name: Jean-Paul Archambault Title: Director

FW OVERSEAS OPERATIONS LIMITED By: /s/ Lisa Z. Wood Name: Lisa Z. Wood Title: Director

FOSTER WHEELER (GIBRALTAR) HOLDINGS LIMITED By: /s/ Rakesh Jindal Name: Rakesh K. Jindal Title: Director

FW FINANCIAL HOLDINGS GmbH By: /s/ Rakesh Jindal Name: Rakesh K. Jindal Title: Director

BIOKINETICS, INC. By: /s/ William Brydges Name: William Brydges Title: President

ADMINISTRATIVE AGENT

BNP PARIBAS, as
Administrative Agent

By:	/s/ Pierre-Nicholas Rogers
Name: Pierre- Nicholas Rogers
Title: Managing Director

By:	/s/ Jamie Dillon
Name: Jamie Dillon
Title: Managing Director